UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2026

VistaOne, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56714	33-1386882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, 20th Floor San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

(415) 765-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Other Events.

Transactional Net Asset Value

The Transactional NAV per Unit for each class of VistaOne, L.P. (the “Fund”) as of July 31, 2026, is as follows:

Class of Units	Transactional NAV per Unit
Class A-B	$31.49
Class B	$31.30
Class A-D	$31.64
Class A-I	$31.70
Class I	$31.51
Class A-S	$31.35
Class S	$31.15
Class E	$33.20
Class R	$25.73

As of July 31, 2026, no Class D or Class V Units were outstanding.

The Fund calculates Transactional NAV for purposes of establishing the price at which subscriptions and repurchases of the Fund’s Units are made. The Fund will also post the Transactional NAV per Unit on its website at https://pws.vistaequitypartners.com, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please refer to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Unit Repurchase Program

The Fund offers a Unit repurchase program pursuant to which, on a quarterly basis, Unitholders may request that the Fund repurchase all or a portion of their outstanding Units. The Fund may repurchase fewer Units than have been requested in any particular quarter to be repurchased under the repurchase program, or none at all, in the Fund’s discretion. In addition, under the repurchase program, the aggregate net asset value of total repurchases of Class A-B Units, Class B Units, Class A-D Units, Class D Units, Class A-I Units, Class I Units, Class A-S Units, Class S Units, Class R Units and Class E Units will be limited to no more than 5% of the Fund’s aggregate net asset value attributable to such classes of Units per calendar quarter (measured using the average aggregate net asset value attributable to Unitholders as of the end of the immediately preceding calendar quarter). The General Partner may make exceptions to, modify or suspend the Unit repurchase program if it deems such action to be in the Fund’s best interest and the best interest of the holders of Class A-B Units, Class B Units, Class A-D Units, Class D Units, Class A-I Units, Class I Units, Class A-S Units, Class S Units, Class R Units and Class E Units.

On August 19, 2026, the Fund repurchased Class A-B Units, Class A-I Units, Class I and Class A-S Units, including through VistaOne (TE), L.P.’s investment in Class A-I and Class I Units of the Fund, in the following amounts, pursuant to its Unit repurchase program:

Total Number of Units Purchased	Average Price Paid Per Unit(1)	Aggregate Consideration for Units Purchased
894,618	$31.58	$28,332,067

(1)
Average Price Paid per Unit inclusive of the 5% early repurchase deduction, as applicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Transactional Net Asset Value as of July 31, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VistaOne, L.P.

Date: August 28, 2026	By:	/s/ Lauren B. Dillard
	Name:	Lauren B. Dillard
	Title:	Principal Financial Officer and Principal Accounting Officer